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                                                                   EXHIBIT 10.13




              SEVENTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT


         This Amendment (this "Amendment") is made as of December 31, 1996, by and between Toreador Royalty Corporation, a Delaware corporation (the "Company"), acting by and through J. W. Bullion, Secretary of the Company, who has been authorized by the Board of Directors to execute this Amendment, and Peter R. Vig (the "Executive") and amends that certain Executive Employment Agreement made as of August 1, 1990 by and between the Company and the Executive, as amended by that certain First Amendment to Executive Employment Agreement made as of July 30, 1992, that certain Second Amendment to Executive Employment Agreement made as of December 27, 1993, that certain Third Amendment to Executive Employment Agreement made as of September 8, 1994, that certain Fourth Amendment to Executive Employment Agreement made as of April 25, 1995, that certain Fifth Amendment to Executive Employment Agreement made as of October 2, 1995, and that certain Sixth Amendment to Executive Employment Agreement made as of March 2, 1996 ("the Employment Agreement"). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Employment Agreement.

         WHEREAS, the Company desires to continue to employ the Executive pursuant to the terms of the Employment Agreement and the Executive is willing to continue to render his service to the Company on the terms and conditions with respect to such employment set forth therein;

         WHEREAS, the Company and the Executive desire to extend the term of the Employment Agreement to December 31, 1997;

         NOW, THEREFORE, in consideration of the premises and mutual terms and conditions hereof the Company and the Executive hereby agree:

         1. To amend Paragraph 4 of the Employment Agreement to read in its entirety as follows:

                          This Agreement shall terminate on December 31, 1997,
                 subject to the earlier termination hereinafter provided.

         2. The terms and provisions of the Employment Agreement shall continue in full force and effect, as amended hereby. In the event of any conflict between the provisions of the Employment Agreement and the provisions of this Amendment, this Amendment shall control.
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         IN WITNESS WHEREOF, the Company and the Executive have executed this
Amendment as of the date and year first written above.



                                        COMPANY:

                                        TOREADOR ROYALTY CORPORATION


                                        By:  /s/ J.W. BULLION
                                            -----------------------------------
                                            J. W. Bullion, Secretary


                                        EXECUTIVE:


                                        /s/ PETER R. VIG
                                        ---------------------------------------
                                        Peter R. Vig





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